Exhibit 10.6
CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED BECAUSE THE REGISTRANT HAS DETERMINED THE INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 1 TO AMENDED AND RESTATED
COLLABORATION AND LICENSE AGREEMENT
This AMENDMENT NO. 1 TO AMENDED AND RESTATED COLLABORATION AND LICENSE
AGREEMENT (this “Amendment”), is made and effective as of May 17, 2024 (the “Amendment Effective Date”), is made by and between Allogene Therapeutics, Inc., a Delaware corporation with its principal place of business at 210 East Grand Ave., South San Francisco, CA 94080 (“Allogene”), and Notch Therapeutics (Canada) Inc., having an address at 300-2233 Columbia St, Vancouver, BC V5Y 0M6 (“Notch”). Allogene and Notch are sometimes referred to herein, individually, as a “Party” and, collectively, as the “Parties.” Capitalized terms not defined herein shall have the meanings ascribed to them in the License Agreement.
RECITALS
WHEREAS, the Parties previously entered into that certain Amended and Restated Collaboration and License Agreement, effective as of January 17, 2024 (the “License Agreement”), and the Parties now desire to amend the License Agreement as provided herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.    Amendment to Section 6.8. The existing table in Section 6.8 of the License Agreement is hereby deleted in its entirety and replaced with the following table:

Annual Net Sales	Royalty Rate for T Cell Products	Royalty Rate for NK Cell Products
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Annual Net Sales	Royalty Rate for T Cell Products	Royalty Rate for NK Cell Products
[***]	[***]	[***]
2.    Amendment to Section 6.9(c). The existing Section 6.9.(c) of the License Agreement is hereby deleted in its entirety and replaced with the following:
“(c)     Notwithstanding subsection (a) above, in no event shall the royalty rate on the sale of any Product in any country [***].”

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3.    Amendment to Section 6.19. The existing Section 6.19 of the License Agreement is hereby deleted in its entirety and replaced with the following:
“6.19 Subsequent Notch Financings. If, following the Restatement Effective Date, Notch’s parent, Notch Therapeutics, Inc., a Delaware corporation (“Notch US”), obtains external equity financing from institutional investors (each such financing, a “Subsequent Financing Round”), Notch US shall, in connection with each Subsequent Financing Round and pursuant to a securities issuance agreement in substantially the form attached hereto as Exhibit I, issue to Allogene, for no additional consideration, equity securities of the same class and series issued to such other investors in such Subsequent Financing Round (the “Equity Securities”), equal to the least of (a) [***](the “Maximum Value”), (b) [***], and (c) [***]. The obligation of Notch US to issue equity securities to Allogene pursuant to this Section 6.19 shall expire immediately following the earlier to occur of (x) the issuance of Equity Securities to Allogene with an aggregate value of the Maximum Value, or (y) an initial public offering by Notch US of its common stock or the listing of Notch US common stock on a national securities exchange. Notwithstanding anything to the contrary provided for herein, in no event will Notch US be obligated to issue more than the Maximum Value in aggregate value of Equity Securities to Allogene under this Section 6.19.”
4.    Miscellaneous. This Amendment shall not amend or modify the covenants, terms, conditions, rights and obligations of the Parties under the License Agreement, except as specifically set forth herein. The License Agreement shall continue in full force and effect in accordance with its terms as amended by this Amendment. This Amendment shall be governed in all respects by the laws of the State of New York exclusively without regard to any conflict of law rule that would result in the application of the laws of any jurisdiction other than the State of New York. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, and may be executed and delivered through the email of pdf copies of the executed Amendment.
[Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their authorized representative as of the Amendment Effective Date.
ALLOGENE THERAPEUTICS, INC

By: /s/ Geoffrey Parker
Name: Geoffrey Parker
Title: Chief Financial Officer
NOTCH THERAPEUTICS INC.
By: /s/ David Main
Name: David Main
Title: Chief Executive Officer
3
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